The Alkaline Water Company Inc. (WTER)

August 2017

THE ALKALINE WATER CO

ALKALINE88®

Healthful Hydration™

THE ALKALINE WATER CO


8.8pH
Alkaline88
WATER
HIMALAYAN MINERALS
& ELECTROLYTES
HIMALAYAN MINERALS

- The Leader in a consumer-driven market trend
- A uniquely valuable brand name with trademark possession of "Alkaline"
- Proprietary technology
- Strong multi-year sales gains

THE MARKET TREND

U.S. bottled water sales were almost

$16.5 BILLION

in 2016—and projected to grow another 44% to 23.8 billion by 2021[1].

Here's why The Alkaline Water Company Inc. (WTER) is uniquely positioned in this industry...

Annual bottled water sales have now surpassed soda consumption.

- Carbonated soft drinks are expected to fall by 1 to 2 percent in 2017
- The retail PET water bottle market has grown by a compounded annual growth rate of 8.1 percent from 2011 to 2016
- U.S. bottled water sales were up 8.5% in 2016. With a similar growth rate expected for 2017

Soda sales are in free fall. Today's consumers are now looking for healthier beverage choices and the trend proves it



60
40
20
0
Soda
Water
2000
2017
38.6
Gallons
37.8
Gallons

Bottled water is poised to become the world's most consumed packaged drink in 2017![2]

1. http://www.bevindustry.com/articles/90348-state-of-the-industry-bottled-water-top-beverage-based-on-volume-sales
2. http://qz.com/178066/coca-colas-business-is-being-diluted-by-water/

LEADING THE TREND

"Premium" waters have become the fastest growing segment in the bottled water sector

> Driven by the healthy living lifestyle movement American consumers are rapidly shifting from sodas or ordinary bottled water to premium water brands[1]

1. Consumers are coming to the knowledge that many bottled water brands are little more than municipal tap water and want a better alternative.[1]
2. 83% of consumers want some sort of nutritional or functional benefit in their water.[1]
3. "Premium" water sales are soaring, outpacing regular bottled water 3-to-1.[1]

Nielsen Southern California Highlights as of 52 weeks ending 6/03/2017

Alkaline88® ranks #1 as the top-selling alkaline water brand in Southern California for over 24 months	More than 1.3 million bottles of Alkaline88® were sold amounting to $4.4 million in sales	Alkaline88® is the #16 brand in the ENTIRE bottled water, still/non-carbonated category

1. http://www.bevindustry.com/articles/90348-state-of-the-industry-bottled-water-top-beverage-based-on-volume-sales

ALKALINE WATER PHENOMENON

THE ALKALINE WATER CO

In the fast-growing premium water sector, ALKALINE water is the tip of the spear

"Sales of 'Alkaline' bottled water have taken off, fueled by reported health benefits, medical research and the endorsements of athletes and celebrities. It's a growing trend within a growing trend!"

Among premium waters, ALKALINE WATERS are among the fastest growth segments—growing over 120% in PET packaging in 2015

Alkaline waters are expected to exceed $200 million in scan accounts in 2017

This trend is driving nationwide penetration of The Alkaline Water Company Inc.'s flagship brand, Alkaline88®...



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10
0
7/29/2012
7/29/2013
7/29/2014
7/29/2015
7/29/2016

Consumer interest in "Alkaline" water is exploding

36% Google searches for "alkaline water" have grown an average of 36% over the last two years

Currently, alkaline water is the most popular specialty water searched on the Internet

1. https://trends.google.com/trends/explore?date=today%205-y&geo=US&q=smart%20water,mineral%20water,alkaline%20water

BUILDING STRONGER BRAND IDENTITY

THE ALKALINE WATER CO

Our new look in the single serving family is rolling out across the USA.

> "As they feed off the momentum our # 1 selling bulk bottles the new look should give our single-serve bottles a significant sales boost this coming year."


8.8pH
Alkaline WATER
8.8pH
HIMALAYAN MINERALS
Alkaline88 WATER
Alkaline88 WATER
Alkaline88 WATER
HIMALAYAN MINERALS
Alkaline88 WATER
HIMALAYAN MINERALS

ALKALINE88

Healthful Hydration™

https://www.b2bmarketing.net/en-gb/resources/blog/importance-brand-continuity

ALKALINE88® NAMED IN THE "TOP 14 BOTTLED WATERS TO WATCH" BY CSP[1]

THE ALKALINE WATER CO

Alkaline88 was chosen as one of the top 14 bottled waters to watch in 2017 by Convenient Store News and Petroleum.

> "Since 2003 CSP magazine has ranked No. 1 in readership and market share over all other industry publications. C-store marketers have identified CSP as the preferred magazine source for their trade marketing communications. With industry-leading, highly targeted circulation to more than 100,000 subscribers, CSP reaches the key convenience retailing decision-makers fifteen times a year."

CSP


500 ML
700 ML
1000 ML
3Liter
1Gallon
8.8pH
Alkaline88
WATER
HIMALAYAN MINERALS

1. http://www.cspdailynews.com/category-news/beverages/articles/14-new-bottled-waters-we-re-watching#page=3

NATIONWIDE BRAND PENETRATION

THE ALKALINE WATER CO

The Alkaline Water Company Inc.'s flagship brand Alkaline88® is available in over 31,000 retailers nationwide

"In less than 5 years Alkaline88® is in over half of the Top 75 Food Retailers and Wholesalers in the U.S."

Alkaline88® is currently available at over 31,000 retail locations in all 50 states with over 40,000 stores targeted by the end of FY 2018.

According to Nielson Data, The Alkaline Water Company Inc.'s Alkaline88® is currently the #1 segment brand in the southwest United States and a leading growth brand nationwide.

NATIONAL EXPANSION –
SUCCESS STORIES

THE ALKALINE WATER CO

Our newly installed executive sales team added multiple national accounts in just five short months with the company.

> "Alkaline88® is now available in Valu Merchandising Company, Harris Teeter, Festival Foods, Raley's, and Shaw's as a direct result of increased sales effort. We expect to see many more additions of national accounts throughout FY 2018."

Raley's

shaw's™

festival foods®

VALU MERCHANDISERS COMPANY

Harris Teeter
Your Neighborhood Food Market

CO-PACKING
FACILITIES

> The Alkaline Water Company Inc. has established key co-packing facilities throughout the United States to support its national expansion campaign. The company now has six co-packers nationwide that have up to a combined **$72 million** of production capabilities and are located within 600 miles of 95 percent of the US population.







CA Bottling
Sacramento, CA
UNIX
Los Angeles, CA
White water
Phoenix, AZ
C-Force
Navasota, TX
Nantze Springs
Arlington, GA
Grand Springs
Alton , VA
Creekside Springs
Salineville, OH

MORE EXPANSION & GROWTH

THE ALKALINE WATER CO

New points of distribution are continually being added

"The Alkaline Water Company Inc. has steadily grown in sales while expanding retail locations across the United States"

The Alkaline Water Company Inc.'s Alkaline88® is sold at over 31,000 retailers nationwide in all 50 states—with 40,000 locations targeted by 03/31/2018 !

Increased expansion activity into the Northeast through UNFI and KEHE

Significant boost in north east sales with the addition of Raley's

Products now available Shaw's

Recently Added Beacon United to broker network which includes ArchPoint Sales a global sales group with offices in North America, Europe, and Asia.

Products now available through distribution with Value Merchandising Company, serving over 3,800 retail locations

Appointed retail veterans Al Marasca and Frank Lazaran to the Company's advisory board to gain insight and knowledge as Alkaline88®® expands.

Products now available at Harris Teeter in 7 states across the east coast.

Products now available in all Festival Foods across Wisconsin

Appointed Advantage Solutions Sales Group for Non-traditional and Drug stores.

ADVANCED PROPRIETARY TECHNOLOGY

Exclusive technology makes Alkaline88® a unique product

- The Alkaline Water Company Inc.'s proprietary technology produces alkaline water at 8.8+ pH.
- This state-of-the-art Electrochemically Activated Water (ECA) system creates Alakline88® without the use of any chemicals.
- This technology is fully scalable and transferable in the event of a buyout.
- The Alkaline Water Company Inc. has perfected that technology for consistent product quality at whatever volume of production is needed.
- New enhancements to the technology have doubled prior capacity.
- With this technology The Alkaline Water Company Inc. can now produce enough Alkaline88® to support up to $6 million a month in sales revenue.

THE ALKALINE WATER CO

"The Alkaline Water Company Inc.'s advanced proprietary electrolysis process enhances its product with Himalayan salt and electrolytes, producing a high alkalinity water of 8.8+pH"


8.8pH
HIMALAYAN MINERALS
Alkaline88
WATER

ADVANTAGES RECAP

THE ALKALINE WATER COMPANY Inc. (WTER)
The right company, in the right sector, growing at the right time!

> "With the decline of soda, a growing health trend, and consumer demand in premium water—led by alkaline bottled water brands—no company is as uniquely positioned in the $16.5 BILLION bottled water market than The Alkaline Water Company Inc."

- Soda drink sales have plummeted for the last 11 years
- Consumers are seeking healthier options in bottled waters
- 83% Bottled water drinkers prefer PREMIUM brands
- Alkaline waters lead the premium brand sector
- The Alkaline Water Company Inc.'s Alkaline88® bottled water is the leading growth brand nationwide

1. http://www.bevindustry.com/articles/90348-state-of-the-industry-bottled-water-top-beverage-based-on-volume-sales
2. http://qz.com/178066/coca-colas-business-is-being-diluted-by-water/

COMPANY OVERVIEW

THE ALKALINE WATER COMPANY INC.
A leading producer of premium bottled alkaline water

With premium water sales outpace regular water 3-to-1, The Alkaline Water Company Inc.'s Brand ranks among the fastest growing premium bottled water brands, with revenue increasing over 2100% since fiscal 2013

The Alkaline Water Company Inc. (OTCQB: WTER) is a leading producer of premium bottled alkaline drinking water sold under the brand name Alkaline88®.


Revenue
($ in million)
Fiscal Year Ending March 31
0.6
3.7
7.1
12.7
24
FYE 2014
FYE 2015
FYE 2016
FYE 2017
FYE 2018 Estimate*

The Company's proprietary electrolysis process enhances its product with trace minerals and electrolytes to produces a water high in alkalinity with an 8.8-pH balance.

- Alkaline88® ranks #1 as the top selling alkaline water in Southern California.
- Sales revenue are on projected to hit $24 million for fiscal year 2018.
- The company now has six co-packers across the country that are able to support $72 million in production capabilities.

EXCEPTIONAL GROWTH

Since our inception in **2012** Company continues to experience exceptional growth. Over the last three years the revenue growth has exceeded **2100%** . If we were eligible to be ranked in the 2016 **Inc. 5000** fastest growing privately held companies we would be **# 168** overall and **top 5 beverage companies.**

Alkaline88® would be ranked #5 out of beverage companies on the 2016 Inc. 5000 list, right behind Bai Brands.

Started in 2009 in 2013 Bai-Brands was Ranked #160 with $17.1 million in revenue and recently sold for $1.7 billion on November 22, 2016 to Dr. Pepper.

PROJECTED GOALS & OBJECTIVES

THE ALKALINE WATER CO

$24M

in projected revenue ending 03/31/2018

> "The Alkaline88® brand has averaged triple digit annual sales growth over the last three years and on target for more than doubling its sales into 2017."

- Management expecting results to turn cash flow positive in FY 2018.
- Revenue growth up over 2100% since fiscal 2013
- Sales revenue were over $12.7 million for fiscal year 2017
- $24 million projected revenue fiscal 2018.
- Projected over 88% year-over-year sales increase.

THE POWER OF THE BRAND

THE ALKALINE WATER CO

Trademark possession of the word "Alkaline"



8.8pH
Alkaline
Alkaline88
WATER

> The Alkaline Water Company Inc. and its flagship brand, Alkaline88®, have literally locked up an entire sector in its trademark use of the word 'alkaline.' No other brand can use it!

Coke's $4.1 billion buyout of VitaminWater included trademark possession of the word "vitamin" to maximize positioning of the brand within the vitamin water sector.	Trademark possession of a word means no competitor has a right to the use of the word to brand its products.
The Alkaline Water Company Inc. and Alkaline88® have added-value within the sector by virtue of their trademark use of the word "alkaline."	With "alkaline" water dominating the premium water sector, The Alkaline Water Company Inc. and its product, Alkaline88®, is well positioned for a brand-driven acquisition.

ADVANTAGES & OPPORTUNITIES

The Company is engaged in a forward-looking plan

> In the areas of marketing, sales,
> financing and production The Alkaline Water Company has plans in place for continued success.

- The **Alkaline Water Company Inc.** is the **ONLY** U.S. company legally allowed to use the word "**alkaline**" in its brand name—a key competitive advantage within the category.
- The Company entered into a non-dilutive revolving credit facility agreement at $3.0 million with SPC Specialty Finance Opportunities Fund in February 2017.
- The Company continues to focus on **distributing and marketing** the retail sale of its cost-effective packaged Alkaline88® products and is currently engaged in a national mass-market expansion program.
- Alkaline88® ranks as the **#1 selling** alkaline water in Southern California, and Arizona according to Nielsen.
- The Company's current production capacity well exceeds its mid-term volume projections. Should demand exceed projections, The Alkaline Water Company Inc. is ready to meet that demand with little or no shortfall in **product supply**.

ACQUISITION CASE STUDY

BIG SODA is catching up to the premium water trend

> With 11 straight years of soda sales in DECLINE, major soda brands are scrambling to reclaim their lost market share through Acquisition.

> Over the last four quarters pursuant to CSIMarket.com the average market price in the Nonalcoholic Beverage Industry has been 3.0 on a price to sales (TTM) ratio. Based Fiscal 18 projected revenue of $24 million if "average" our market cap could be **$72,000,000** next year at this time.

BIG SODA

The Alkaline Water Company Inc. would be well-positioned for a buy-out by Big Soda. Recent "alkaline" water acquisitions by private equity include...

- Castanea Partners investment in Essentia Water in September of 2014.
- Dr. Pepper Snapple Groups $1.7 billion acquisition of Bai Brands

Acquisition	Acquirer	Price ($M)	Multiple	Completed
SoBe	Pepsi	$370	1.6x	2000
Izze	Pepsi	NA	NA	2006
Fuze	Coca Cola	$225-$250	2.5x	2007
Vitamin Water	Coca Cola	$4,200	11.7x	2007
Voss Water (50% stake)	Reignwood Group	$105	1.0x	2016
Bai Brands	Dr. Pepper Snapple Group	$1,700	7.4x	2016

The Alkaline Water Company Inc.'s unique advantage in the Power of its Brand...

BENEFIT SUMMARY

The Alkaline Water Company Inc.'s 8 Key Advantages

1 THE CONSUMER TREND

The 11-year decline in soda sales and the growing trend for healthier choices is driving consumer demand for premium water —with "alkaline" waters leading the trend.

2 THE BUSINESS TREND

To combat declining sales, BIG SODA is actively acquiring premium water brands to recover its lost market share—with alkaline brands an attractive target.

3 FIRM MARKET POSITIONING

The Alkaline88® brand has established a leading position in the soaring consumer-driven market trend to alkaline water. The brand is currently the #1 segment brand in the southwest United States and a leading growth brand nationwide.

4 THE POWER OF THE BRAND

Alkaline88® is the only brand in the premium alkaline water market that can use the word "alkaline" in its name.

5 PROPRIETARY TECHNOLOGY

Alkaline88® water can only be produced with The Alkaline Water Company Inc.'s exclusive ECA technology for an optimal 8.8 pH balance.

6 EXPANDING DISTRIBUTION NETWORK

Alkaline88® is available in over 31,000 top-tiered grocery retailers across all 50 states.

7 STRONG MULTI-YEAR SALES GAINS

Over the last 3 years Alkaline88®'s revenue growth has exceeded 2100%.

8 PREPARED FOR OUTSIZED GROWTH

The Company's current production capacity well exceeds its mid-term volume projections. Should demand exceed projections, The Alkaline Water Company Inc. is ready to meet that demand with little or no shortfall in product supply.

Contact The Alkaline Water Company Inc. for more information...

CAP TABLE

Stock Symbol: WTER (OTCQB) 08/01/2017					
Price	52 Week Range	Avg. Daily Volume (30 day)	Shares Outstanding	Market Cap	Float
$1.25	$0.85-$2.04	16,629	18.26M	$22.8M	14.7M

https://www.otcmarkets.com/stock/WTER/quote

MANAGEMENT TEAM

A team of finance, beverage and retail grocery professionals with a record of success

Ricky Wright
President and CEO

Mr. Wright is a founder of The Alkaline Water Company Inc. and responsible for its fast and massive growth. He is a former Regional Director of Tax and Financial Planning with one of the "Big Four" accounting firms. He brings over 38 years of experience as a CFO, CPA, and entrepreneur. Mr. Wright has extensive knowledge of finance, with a strong emphasis on closely held companies, M&A, transaction planning and international operations and has participated in over 100 mergers and acquisitions. He is a Magnum Cum Laude graduate of Mount Union University in Alliance, OH, with graduate-level MBA courses at Case Western Reserve College in Cleveland, OH.

David Guarino
Chief Financial Officer/Secretary/Treasurer

Mr. Guarino currently holds a bachelor of science in accounting and a masters of accountancy from the University of Denver. From 2008 to 2013, Mr. Guarino was President and a Director of Kahala Corp, a worldwide franchisor of multiple quick service restaurant brands with locations in 49 states and over 25 countries. From 2014 to 2015, Mr. Guarino was President of HTI International Holdings, Inc., a technology company focused on forward osmosis water filtration technology. From 2015 until April, 2017, Mr. Guarino has been a consultant to our company.

Frank Chessman
Director of National Sales

Mr. Chessman is a graduate of the University of Southern California's Marshall School of Business, and spent 25 years with Ralph's Grocery, Kroger's largest division. He is a former COO at Nationwide Beverage Bottling Corp. At Ralph's, Frank was VP of Advertising & Marketing and went on to spend 14 years at Simon Marketing at EVP. He has over 10 years of beverage manufacturing experience. He is also the former EVP and General Manager of Aspen Marketing. Mr. Chessman also completed a graduate program at the Anderson School of Management at UCLA.


8.8 pH
for Optimum Body Balance
ENHANCED WITH 84 MINERALS & ELECTROLYTES
ALKALINE
WATER

THE ALKALINE WATER CO

CONTACT

Available to answer your questions

Alkaline88® Headquarters

7730 E. Greenway Rd. Ste #203
Scottsdale, AZ 85260
(480) 656-2423
E-Mail: Info@alkaline88.com

Media and Investor Relations

Robert Haag
IRTH Communications
Managing Director
Tell: 866-976-4754
E-Mail: wter@irthcommunications.com

NOTICE REGARDING FORWARD-LOOKING STATEMENTS AND HEALTH CLAIMS

THE ALKALINE WATER CO

This presentation contains "forward-looking statements." Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the statements regarding projected growth of 44% by 2021 for U.S. bottled water sales; the statement regarding expected fall by 1 to 2 percent in 2017 for carbonated soft drinks; the statements regarding expected growth rate for 2017 for U.S. bottled water sales and bottled water being poised to become the world's most consumed packaged drink in 2017; the statement that alkaline waters are expected to exceed $200 million in scan accounts in 2017; the target of The Alkaline Water Company Inc. (the "Company") of over 40,000 stores or locations by the end of FY 2018; the Company's expectation to see many more additions of national accounts throughout FY 2018; the statements regarding a combined $72 million of production capabilities of the Company; the statement that the Company can now produce enough Alkaline88 to support up to $6 million a month in sales revenue; the Company's projected sales revenue of $24 million for fiscal year 2018; the statement that the Company is on target for more than doubling its sales into 2017; the statement that no company is as uniquely positioned in the $16.5 billion bottled water market than the Company; the management expecting results to turn cash flow positive in FY 2018; the Company's projection of over 88% year-over-year sales increase; the Company's statement that its current production capacity well exceeds its mid-term volume projections and should demand exceed projections, the Company is ready to meet that demand with little or no shortfall in product supply; and the Company's statements that the Company would be well-positioned for a buy-out by Big Soda and the Company and its product, Alklaine88 is well positioned for a brand-driven acquisition. The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that there will be continued expansion of direct store distributor sales; that there will be increased production capacity through implementation of new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water; additional competitors selling alkaline water bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; that fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov. The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly make no claims as to the benefits of alkaline water.